Exhibit 10.5

FIRST AMENDMENT TO LETTER AGREEMENT

FIRST AMENDMENT TO LETTER AGREEMENT, dated as of September 25, 2014 (this “Amendment”), by and among DB LOAN NT-II, LLC, a Delaware limited liability company (“Master Seller”), and DEUTSCHE BANK AG, CAYMAN ISLANDS BRANCH, a branch of a foreign banking institution (“Buyer”), and is agreed to and acknowledged by NORTHSTAR REAL ESTATE INCOME II, INC., a Maryland corporation, and NORTHSTAR REAL ESTATE INCOME OPERATING PARTNERSHIP II, LP, a Delaware limited partnership (collectively, “Guarantor”), and DB LOAN MEMBER NT-II, LLC, a Delaware limited liability company (“Member”). Capitalized terms used but not otherwise defined herein shall have the respective meanings given to them in the Repurchase Agreement (as hereinafter defined).

RECITALS

WHEREAS, Master Seller and Buyer are parties to that certain Master Repurchase Agreement, dated as of July 2, 2014 (as amended, modified and/or restated, the “Repurchase Agreement”), between Master Seller and Buyer;

WHEREAS, Master Seller and Buyer entered into that certain Letter Agreement, dated as of July 2, 2014 (as amended, modified and/or restated, the “Letter Agreement”), between Master Seller and Buyer, which Letter Agreement sets forth certain fees, pricing information and other terms and conditions in connection with the Transactions under the Repurchase Agreement;

WHEREAS, Guarantor guaranteed the obligations of Seller under the Repurchase Agreement and the other Transaction Documents pursuant to that certain Limited Guaranty, dated as of July 2, 2014 (as amended, modified and/or restated, the “Sponsor Guaranty”), from Guarantor to Buyer;

WHEREAS, Member guaranteed the obligations of Seller under the Repurchase Agreement and the other Transaction Documents pursuant to that certain Member Guaranty, dated as of July 2, 2014 (as amended, modified and/or restated, the “Member Guaranty”), from Member to Buyer; and

WHEREAS, Master Seller, on behalf of itself and each Series Seller that is a party to a Transaction under the Repurchase Agreement as of the date hereof, and Buyer wish to amend and modify the Letter Agreement upon the terms and conditions hereinafter set forth.

NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Master Seller, on behalf of itself and each Series Seller that is a party to a Transaction under the Repurchase Agreement as of the date hereof (collectively, “Seller”) and Buyer hereby agree that the Letter Agreement shall be amended and modified as follows:

1.Amendments to the Letter Agreement. (a) The following defined term in the Letter Agreement is hereby deleted in its entirety and replaced with the following:
“’Maximum Amount’    shall mean, as of any date, the lesser of (i) $200,000,000 and (ii) the product of (A) the then-current Total Equity of NS Income II (each of such terms as defined in the Guaranty) as of such date multiplied by (B) two-thirds (2/3), as such amount may be reduced by Seller pursuant to Section 4(b).
(b)    Section 2(c) of the Letter Agreement is hereby amended by deleting the words “the Maximum Amount” in clause (i) thereof and replacing same with “$200,000,000”.

(c)    Section 4(b) of the Letter Agreement is hereby amended by deleting “$50,000,000” and replacing same with “$100,000,000.”

2.    Amendment of Transaction Documents. From and after the date hereof, all references in the Letter Agreement to “this Letter Agreement” and all references in the other Transaction Documents to “the Letter Agreement” shall be deemed to refer to the Letter Agreement as amended and modified by this Amendment and as same may be further amended, modified and/or restated.
3.    Additional Structuring Fee. In consideration for the increase in the Maximum Amount hereunder, Seller shall be required to pay Buyer an additional structuring fee in the amount of $250,000 on the date hereof.
4.    Due Authority. Master Seller, on behalf of itself and each Series Seller that is a party to a Transaction under the Repurchase Agreement as of the date hereof, hereby represents and warrants to Buyer that, as of the date hereof, (i) it has the power to execute, deliver and perform its respective obligations under this Amendment, (ii) this Amendment has been duly executed and delivered by it for good and valuable consideration, and constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms subject to bankruptcy, insolvency, and other limitations on creditors’ rights generally and to equitable principles, and (iii) neither the execution and delivery of this Amendment, nor the consummation by it of the transactions contemplated by this Amendment, nor compliance by it with the terms, conditions and provisions of this Amendment will conflict with or result in a breach of any of the terms, conditions or provisions of (A) its organizational documents, (B) any contractual obligation to which it is now a party or the rights under which have been assigned to it or the obligations under which have been assumed by it or to which its assets are subject or constitute a default thereunder, or result thereunder in the creation or imposition of any lien upon any of it’s assets, other than pursuant to this Amendment, (C) any judgment or order, writ, injunction, decree or demand of any court applicable to it, or (D) any applicable Requirement of Law, in the case of clauses (B)-(D) above, to the extent that such conflict or breach is reasonably likely to result in a Material Adverse Effect.
5.    Counterparts. This Amendment may be executed by each of the parties hereto in any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment in Portable Document Format (PDF) or by facsimile transmission shall be effective as delivery of a manually executed original counterpart thereof.

6.    GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF.
7.    Reaffirmation of Guaranty and Member Guaranty. Guarantor acknowledges the amendments and modifications of the Letter Agreement pursuant to this Amendment and hereby ratifies and reaffirms all of the terms, covenants and conditions of the Sponsor Guaranty and agrees that the Sponsor Guaranty remains unmodified and in full force and effect and enforceable in accordance with its terms. Member acknowledges the amendments and modifications of the Letter Agreement pursuant to this Amendment and hereby ratifies and reaffirms all of the terms, covenants and conditions of the Member Guaranty and agrees that the Member Guaranty remains unmodified and in full force and effect and enforceable in accordance with its terms.
8.    Repurchase Agreement and Transaction Documents in Full Force and Effect. Except as expressly amended hereby, Master Seller, on behalf of itself and each Series Seller that is a party to a Transaction under the Repurchase Agreement as of the date hereof, Guarantor and Member acknowledge and agree that all of the terms, covenants and conditions of the Repurchase Agreement and the other Transaction Documents remain unmodified and in full force and effect and are hereby ratified and confirmed in all respects.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

BUYER:
DEUTSCHE BANK AG, CAYMAN ISLANDS BRANCH
By:____/s/ Christine Belbusti______________
Name: Christine Belbusti Title: Director
By:____/s/ Dean Aotani __________________
Name: Dean Aotani Title: Managing Director

MASTER SELLER:
DB LOAN NT-II, LLC,

By:      DB Loan Member NT-II, LLC, its sole member

By:      NorthStar Real Estate Income Operating Partnership II, LP, its sole member

By: NorthStar Real Estate Income II, Inc., its general partner

By: ____/s/ Ronald J. Lieberman ______

Name: Ronald J. Lieberman Title: Executive Vice President, General Counsel & Secretary

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

AGREED TO AND ACKNOWLEDGED BY:

GUARANTOR:

NORTHSTAR REAL ESTATE INCOME II, INC.,
a Maryland corporation

By:____/s/ Ronald J. Lieberman _______________
Name: Ronald J. Lieberman
Title: Executive Vice President, General Counsel & Secretary

NORTHSTAR REAL ESTATE INCOME
OPERATING PARTNERSHIP II, LP,
a Delaware limited partnership

By: NorthStar Real Estate Income II, Inc., a Maryland
corporation, its general partner

By:____/s/ Ronald J. Lieberman _______________
Name: Ronald J. Lieberman
Title: Executive Vice President, General Counsel & Secretary

MEMBER:

DB LOAN MEMBER NT-II, LLC

By: NorthStar Real Estate Income Operating
Partnership II, LP, its sole member

By: NorthStar Real Estate Income II, Inc.,
its general partner

By:____/s/ Ronald J. Lieberman _______________
Name: Ronald J. Lieberman
Title: Executive Vice President, General Counsel & Secretary